UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2003

Stratasys, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13400	36-3658792
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

14950 Martin Drive, Eden Prairie, Minnesota	55344
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 937-3000

Not Applicable
(Former name or former address, if changed since last report)

Item 5. Other Events
Item 7. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
FORM OF WARRANT
SECURITIES PURCHASE AGREEMENT
PRESS RELEASE

Item 5. Other Events.

     On August 22, 2003, Stratasys, Inc. announced that on such date it completed a private placement of 300,000 shares of common stock at a price of $35.28 per share and warrants to purchase up to an additional 45,000 shares of common stock at an exercise price of $41.45 per share to two institutional investors for gross proceeds of $10,584,000. There were no selling stockholders. The Securities Purchase Agreement, the form of Warrant, and the press release announcing the private placement are submitted as exhibits to this report.

Item 7. Financial Statements and Exhibits.

      (c)  Exhibits.

4.1	Form of Warrant to purchase shares of common stock.

10.1	Securities Purchase Agreement, dated as of August 22, 2003, among Stratasys, Inc. and the purchasers identified on the signature pages thereto.

99.1	Stratasys, Inc. Press Release, issued August 22, 2003.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATASYS, INC.
(Registrant)

Date: August 25, 2003	By: /s/ Thomas W. Stenoien

Thomas W. Stenoien
Executive Vice President and
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

4.1	Form of Warrant to purchase shares of common stock.

10.1	Securities Purchase Agreement, dated as of August 22, 2003, among Stratasys, Inc. and the purchasers identified on the signature pages thereto.

99.1	Stratasys, Inc. Press Release, issued August 22, 2003.